VOYAGEUR MUTUAL FUNDS, INC.

                 Delaware-Voyageur Tax-Free Arizona Fund
               Delaware-Voyageur Tax-Free California Fund
                  Delaware-Voyageur Tax-Free Idaho Fund
                  Delaware-Voyageur Tax-Free Iowa Fund
                Delaware-Voyageur Tax-Free New York Fund
                Delaware-Voyageur Tax-Free Wisconsin Fund

                     VOYAGEUR MUTUAL FUNDS II, INC.

                Delaware Voyageur Tax-Free Colorado Fund

                      VOYAGEUR TAX FREE FUNDS, INC.

                Delaware-Voyageur Tax-Free Minnesota Fund
              Delaware-Voyageur Tax-Free North Dakota Fund

Supplement to the current Prospectus

          The Board of Directors of the investment companies listed above (each a "Company") unanimously voted, subject to shareholder approval, to adopt a new Investment Management Agreement between the Company and Delaware Management Company (the " Manager") for each Fund listed above. Pursuant to the current Investment Management Agreement for each Fund, the Fund pays the Manager an annual fee equal to 0.50% of the Fund s average daily net assets. Under the proposed Investment Management Agreement, each Fund will pay the Manager an annual fee equal to 0.55% on the first $500 million, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on assets over $2.5 billion (all calculated as a percentage of the Fund's average daily net assets).

          Individuals who were shareholders of these Funds on January 18, 1999 will be asked to approve the proposed Investment Management Agreement for their Fund at a Joint Annual/Special Meeting of Shareholders to be held on or about March 17, 1999. The proposed management fee is expected to become effective on or about April 1, 1999 if shareholders approve the proposed Investment Management Agreements.